                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 17, 2003


                               Kaydon Corporation
             (Exact name of Registrant as specified in its charter)


               Delaware                                0-12640                              13-3186040
     (State or other jurisdiction                    (Commission                          (IRS Employer
           of incorporation)                         File Number)                      Identification No.)

                     315 East Eisenhower Parkway, Suite 300
                               Ann Arbor, MI 48108
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (734) 747-7025

                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

         A list of Exhibits included as part of this report is set forth in the
Exhibit Index which immediately precedes such Exhibits and is incorporated herein by reference.

ITEM 9.  REGULATION FD DISCLOSURE.

         On March 17, 2003, the Registrant issued a press release reporting a favorable court ruling in Richard A. Lippe, et al. v. Bairnco Corporation, et al. The press release is attached hereto as Exhibit 99 and is incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

  March 17, 2003             KAYDON CORPORATION


                              /s/ Kenneth W. Crawford
                             ---------------------------------------------
                             By:  Kenneth W. Crawford
                                  Vice President and Corporate Controller
                                  (Principal Accounting Officer)

                                  EXHIBIT INDEX

  Exhibit No.              Description

  99                       Press Release, dated March 17, 2003